WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO

          Supplement dated September 1, 1997 to Prospectus dated May 1,
                         1997, as Revised June 30, 1997


The following paragraphs replace the paragraph found on page 46, the right hand column under the heading "SUB-ADVISERS - FEDERATED INVESTMENT COUNSELING":

                            Portfolio Managers:

Linda A. Duessel and Steven J. Lehman serve as Co-Portfolio Managers of the Growth & Income Portfolio. Ms. Duessel has been a Portfolio Manager of the Portfolio since July, 1996. Ms. Duessel is a Chartered Financial Analyst and also serves as a co-portfolio manager for other funds managed by Federated. Ms. Duessel received her B.S., Finance from the Wharton School of the University of Pennsylvania and her M.S.I.A. from Carnegie Mellon University. Ms. Duessel has been a Vice President of an affiliate of Federated since 1995, and was an Assistant Vice President from 1991 - 1995.

Mr. Lehman has served as Co-Portfolio Manager since September, 1997. Mr. Lehman joined Federated in May, 1997 as a Vice President. From 1985 to May, 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio
Manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.